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Exhibit 99.1

CAUTIONARY STATEMENTS AND RISK FACTORS

         The following discussion of aspects of the Company's business also constitutes a cautionary statement for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

         The Company wishes to caution readers that the following important factors, among others, in some cases have affected, and in the future could affect, the Company's actual results and could cause the Company's actual quarterly and annual consolidated results for 2000, and beyond, to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company.

         In addition to the investment considerations listed herein, the effect of economic conditions, product demand, competitive products, and other risks should be considered carefully in evaluating the Company and our business. This report contains certain forward-looking statements. The Company wants to advise readers that actual results may differ substantially from such forward looking statements.

         Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements, including, but not limited to, the following: the ability of the Company to meet our cash and working capital needs, the ability of the Company to successfully market our products, and other risks unforeseen by us at the time.

WE HAVE A LIMITED OPERATING HISTORY, FEW TANGIBLE ASSETS, LIMITED REVENUES, AN ACCUMULATED DEFICIT AND ANTICIPATE FUTURE LOSSES

         Our business is still in the early stages of development. Accordingly, we have a limited operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in the early stages of development, particularly companies in new and rapidly evolving markets such as on-line commerce. To address these risks, we must, among other things:


            continue to expand our manufacturer channels and buyer resources manage pricing risks maintain our customer base and attract significant numbers of new customers respond to competitive developments implement and successfully execute our business and marketing strategy continue to develop and upgrade our technologies and retailing services and commercialize products and services incorporating such technologies continue to develop and upgrade our transaction-processing systems improve our website provide superior customer service and order fulfillment


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                  and attract, retain and motivate qualified personnel

         There can be no assurance that we will be successful in addressing such risks, and the failure to do so could have a material adverse effect on the Company. Since inception of our predecessor LLC, we have incurred losses, and as of December 31, 1998 and December 31, 1999, respectively, we had an accumulated deficit of $224,754 and $2,104,971, respectively. Our ability to achieve profitability depends primarily upon our ability to generate and sustain substantially increased revenue levels. Our current and future expense levels are based largely on our planned operations and estimates of future revenues. Sales and operating results generally depend on the volume of, timing of and ability to fulfill orders received, which are difficult to forecast. Accordingly, any significant shortfall in revenues in relation to our planned expenditures would have an adverse effect upon the Company.

WE OPERATE IN A HIGHLY COMPETITIVE MARKET

         The on-line commerce market is new, rapidly evolving and intensely competitive. We expect competition in the on-line commerce market to intensify even more in the future. Barriers to entry are minimal, and current and new competitors can launch new sites at a relatively low cost. In addition, the retail shopping industry is intensely competitive. We compete with a variety of other companies, including traditional stores, non-traditional retailers, mail order catalogs and other on-line retailers. Competitive pressures created by any one of our competitors, or by our competitors collectively, could cause a material adverse effect on us. We believe that the principal competitive factors in our market are:

                  company name/brand recognition
                  selection
                  brand recognition of our products
                  personalized services convenience
                  price
                  accessibility
                  customer service
                  quality of search tools
                  quality of site content
                  reliability
                  speed and ease of order fulfillment

         Many of our current and potential competitors have longer operating histories, larger customer bases, greater company name/brand recognition and significantly greater financial, marketing and other resources than us. In addition, on-line retailers may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies as use of the Internet and other on-line based services increases. Certain of our competitors may be able to secure merchandise from manufacturers on more favorable terms, devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing



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or inventory availability policies and devote substantially more resources to website and systems development than us. Increased competition may result in reduced operating margins, loss of market share and a diminished brand franchise. There can be no assurance that we will be able to compete successfully against current and future competitors. Further, as a strategic response to changes in the competitive environment, we may from time to time make certain pricing, service or marketing decisions or acquisitions that could have a material adverse effect on us. New technologies and the expansion of existing technologies also may increase the competitive pressures on us. Additionally, we may face periods of intense price and marketing competition in the future.

WE ARE DEPENDENT ON STRATEGIC ALLIANCES TO HELP MARKET OUR BUSINESS

         We currently rely on and can be expected in the foreseeable future to rely on certain strategic alliances to attract shoppers to purchase our products. Our ability to generate revenues from on-line commerce depends, among other things, upon the increased traffic, purchases, advertising and sponsorships that we expect to generate through our strategic alliances with these and other companies. We are seeking to enter into long-term marketing agreements with several large Internet search engines, guides and on-line communities, as well as other strategic alliances, there also can be no assurance that additional third-party alliances will be available to us on acceptable commercial terms. Our inability to enter into new strategic alliances or to maintain our existing strategic alliances could have a material adverse effect on the Company.

WE RELY ON CERTAIN SUPPLIERS

         Our relationships with merchandise manufacturers are important to our business. Suppliers for our on-line store include manufacturers and a limited number of distributors. Since we do not currently carry inventory, we rely on rapid fulfillment of orders by our suppliers. There can be no assurance that our current suppliers will continue to sell merchandise to us on current terms or that we will be able to establish new or extend current supplier relationships to ensure acquisition of merchandise in a timely and efficient manner and on acceptable commercial terms. We rely on our suppliers to process and ship merchandise directly to customers. We have limited control over the shipping procedures of our suppliers, and shipments by these suppliers have at times been subject to delays. Although most of the merchandise we sell carries a warranty supplied by the manufacturer, we also provide a 30-day money back guarantee. If the quality of service provided by such suppliers falls below a satisfactory standard or if our level of returns exceeds our expectations, we will be materially adversely affected.


OUR CONTINUED SUCCESS WILL BE DEPENDENT, IN PART, ON OUR ABILITY TO ANTICIPATE AND RESPOND TO MERCHANDISE TRENDS.

         Our sales are dependent, in part, on the popularity of our merchandise. Should consumer demand for the products of any key vendors decline, our operating results could be adversely affected.



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         Our success depends, in part, on our ability to anticipate and respond to changing merchandise trends, and consumer demands in a timely manner. For example, if we miscalculate either the market for the merchandise offered on our site or the purchasing habits of our customers, we may not generate the volume of sales that we anticipate. Due to consumer ability to readily compare prices between on-line retailers, the manufacturers of certain premium brand products have chosen not to market these products over the Internet. Should we be unable to obtain a variety of premium products or be limited in our ability to utilize such products in our zebrapoints program, our business could be adversely affected.

WE WILL NEED SIGNIFICANT ADDITIONAL FINANCING

         In order to expand and develop our current business, we will need to make significant capital expenditures. We expect to fund these expenditures through further debt or equity financing and, to a lesser extent, through internally generated funds. We cannot assure you, however, that we will succeed in raising sufficient debt or equity financing on acceptable terms or in generating sufficient funds. In addition, we expect to require additional funds to sustain and expand our sales and marketing activities and our strategic alliances, particularly if there is a shift in the type of Internet services that are developed and ultimately receive customer acceptance. Adequate funds for these and other purposes on terms acceptable to the us, whether through additional equity financing, debt financing or other sources, may not be available when needed or may result in significant dilution to existing stockholders. Furthermore, our lack of tangible assets to pledge could prevent us from establishing a source for additional financing. There is no assurance that such financing will be available in amounts or on terms acceptable to us.

WE MAY BE UNABLE TO MANAGE OUR GROWTH


         To manage the expected growth of our operations and personnel, we will be required to improve existing and implement new transaction-processing, operational and financial systems, procedures and controls, and to expand, train and manage our already growing employee base. While we continually evaluate the adequacy of our systems and controls, there can be no assurance that our accounting systems, purchasing systems, internal controls and management information systems will continue to be adequate or that we will be able to upgrade or reconfigure our systems and controls to respond to our growth. Should sales continue to increase, we will have to find and train even more personnel to staff our store operations and provide back office support. There is no assurance that we will be able to hire or train the personnel we will need to meet increased demand should it develop. Further, we will be required to maintain and expand our relationships with various merchandise manufacturers, distributors, Internet and other on-line service providers and other third parties necessary to our business.

WE ARE DEPENDENT ON KEY PERSONNEL AND WILL NEED TO HIRE ADDITIONAL PERSONNEL

         Our performance is substantially dependent on the continued services and on the performance of our senior management and other key personnel. We have not sought nor do we have in force



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"key man" life insurance on any employees. Our performance also depends on our ability to retain and motivate our officers and key employees. Competition for such personnel is intense. The loss of the services of any of our executive officers or other key employees could have a material adverse effect on the Company.

OUR OPERATING RESULTS ARE AFFECTED BY GENERAL ECONOMIC CONDITIONS AND ARE SUBJECT TO QUARTERLY AND SEASONAL FLUCTUATIONS.

         We expect to experience significant fluctuations in our future quarterly operating results due to a variety of factors, many of which are outside of our control. Factors that may adversely affect our quarterly operating results include, without limitation, our ability to retain existing customers, attract new customers at a steady rate and maintain customer satisfaction the mix of products we will sell and offer for sale

                  the announcement or introduction of new sites, services and products by either us or our competitors price competition in the industry

                  the level of use of the Internet and on-line services and rate of consumer acceptance of the Internet and other on-line services for the purchase of consumer products such as those offered by us our ability to upgrade and develop our systems and infrastructure and attract new personnel in a timely and effective manner the level of traffic on our website

                  technical difficulties, system downtime or Internet blackouts or brownouts the amount and timing of operating costs and capital expenditures relating to expansion of our business, operations and infrastructure the implementation of strategic alliances

                  the level of merchandise returns we experience

                  governmental regulation

                  general economic conditions and economic conditions specific to the Internet and


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                  on-line commerce

         We expect to experience seasonality in our business, reflecting a combination of seasonal fluctuations in Internet usage and traditional retail seasonality patterns. Internet usage and the rate of Internet growth may be expected to decline during the summer. Further, sales in the traditional retail industry are significantly higher in the fourth calendar quarter of each year than in the preceding three quarters.

WE MAY BECOME SUBJECT TO SALES, USE AND OTHER TAXES

         Except in certain limited cases, we do not currently collect sales, use or other similar taxes for shipments of goods into states other than Georgia. However, the Federal government or one or more states may seek to impose sales tax collection obligations on out-of-state companies, which engage in on-line commerce. Additionally, any new operation in states outside of Georgia could subject shipments into such states to state sales taxes under current or future laws.

WE ARE DEPENDENT ON THE CONTINUED GROWTH OF ON-LINE COMMERCE.

         Our future revenues and future profits are substantially dependent upon the widespread acceptance and use of the Internet and on-line services as an effective medium of commerce by consumers. Rapid growth in the use of and interest in the Internet is a recent phenomenon, and demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty. We rely on consumers who have historically used traditional means of commerce to purchase merchandise. For us to be successful, these consumers must accept and utilize new ways of conducting business and exchanging information. Moreover, critical issues concerning the commercial use of the Internet, such as ease of access, security, reliability, cost and quality of service, remain unresolved and may affect the growth of Internet use or the attractiveness of conducting commerce on-line. In addition, the Internet and on-line services may not be accepted as a viable commercial marketplace by many consumers for a number of reasons, including potentially inadequate development of the necessary network infrastructure or delayed development of enabling technologies and performance improvements. To the extent that the Internet and on-line services continue to experience significant growth, there can be no assurance that the infrastructure of the Internet and on-line services will prove adequate to support increased user demands. In addition, the Internet or on-line services could lose their viability or attractiveness due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet or on-line service activity or changes in tax policy. Changes in or insufficient availability of telecommunications services to support the Internet or on-line services also could result in slower response times and adversely affect usage of the Internet and on-line services generally and us in particular.

WE ARE SUBJECT TO POSSIBLE ON-LINE COMMERCE SECURITY RISKS


         We rely on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information,





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such as customer credit card numbers. Future advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments could possibly result in a compromise or breach of the algorithms we use to protect customer transaction data. A party who is able to circumvent our security measures could misappropriate proprietary information or cause interruptions in our operations. We may be required to expend significant capital and other resources in the future to protect against such security breaches or to alleviate problems caused by such breaches. To the extent our activities or the activities of third-party contractors involve the storage and transmission of proprietary information, such as credit card numbers, security breaches could damage our reputation and expose us to a risk of loss or litigation or other possible liability which could have a material adverse effect on us.

WE MAY BE SUBJECT TO GOVERNMENTAL REGULATION AND LEGAL UNCERTAINTIES

         We are not currently subject to direct regulation by any domestic or foreign governmental agency, other than regulations applicable to businesses generally, and laws or regulations directly applicable to the access of on-line commerce. However, due to the increasing popularity and use of the Internet and other on-line services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other on-line services covering issues such as user privacy, pricing, content, copyrights, distribution, and characteristics and quality of products and services. Furthermore, the growth and development of the market for on-line commerce may prompt more stringent consumer protection laws that may impose additional burdens on those companies conducting business on-line. The adoption of any additional laws or regulations may decrease the growth of the Internet or other on-line services, which could, in turn, decrease the demand for our products and services and increase our cost of doing business. Moreover, the applicability to the Internet and other on-line services of existing laws in various jurisdictions governing issues such as property ownership, sales and other taxes and personal privacy is uncertain and may take years to resolve.

WE ARE SUBJECT TO THE RISK OF CAPACITY CONSTRAINTS AND RELY ON
TRANSACTION-PROCESSING SYSTEMS DEVELOPED BY THIRD PARTIES

         The satisfactory performance, reliability and availability of our store on the Internet, including our transaction-processing systems and network infrastructure are critical to our reputation and our ability to attract and retain customers and maintain adequate customer service levels. Our revenues depend on the number of visitors who shop at our store on the Internet and the volume of orders we fulfill. Any system interruption that results in the unavailability of our store on the Internet or reduced order fulfillment performance would reduce the volume of goods sold and the attractiveness of our product offerings. As our sales volume grows, we can be expected to need to make significant upgrades to the capacity of our Internet store in order to handle thousands of simultaneous shoppers. Our inability to procure additional software and hardware or to further develop and upgrade our existing technology, transaction-processing systems or network infrastructure to accommodate increased traffic on our Internet site or increased sales volume through our transaction-processing systems may cause unanticipated system disruptions, slower response times, degradation in levels of customer service and impaired quality and speed of order




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fulfillment.

WE ARE SUBJECT TO THE RISK OF SYSTEM FAILURES

         Our ability to successfully receive and fulfill orders and provide high-quality customer service largely depends on the efficient and uninterrupted operation of our computer and communications hardware systems. Our systems and operations may be vulnerable to damage or interruption from fire, flood, power loss, telecommunications failure, break-ins, earthquake and similar events. We presently have very limited redundant systems. We also do not have a formal disaster recovery plan and do not carry any business interruption insurance. Despite the implementation of network security measures, our servers are vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions, delays, loss of data or the inability to accept and fulfill customer orders.

OUR SUCCESS WILL DEPEND ON OUR ABILITY TO ADAPT TO RAPID TECHNOLOGICAL CHANGE

         To remain competitive, we must continue to enhance and improve the responsiveness, functionality and features of our on-line store. The Internet and the on-line commerce industry are characterized by rapid technological change, changes in user and customer requirements and preferences, frequent new product and service introductions embodying new technologies and the emergence of new industry standards and practices that could render our existing Internet store and our proprietary technology and systems obsolete. Accordingly, our success will depend, in part, on our ability to license leading technologies necessary or useful in our business, enhance our existing services, develop new services and technology that address the increasingly sophisticated and varied needs of our prospective customers, and respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis. The development of a store on the Internet and other proprietary technology entails significant technical and business risks. There can be no assurance that we will be able to successfully use new technologies effectively or adapt our site, proprietary technology and transaction-processing systems to customer requirements or emerging industry standards.

THE COMPANY IS CONTROLLED BY ITS PRINCIPAL STOCKHOLDERS

         The current principal stockholders of the Company hold substantial amounts of the Company's common stock. Mr. William G. Head, a director, owns approximately 38.66% of the Company's outstanding common stock. Under Nevada law, owners of a majority of the outstanding common stock are able to elect all of the Company's directors, and approve significant corporate transactions without approval or consent of other stockholders. Accordingly, Mr. Head along with the other principal stockholders (listed in the Beneficial Ownership table) will continue to have the ability to control the Company.

WE WILL HAVE SUBSTANTIAL SHARES OF COMMON STOCK ELIGIBLE FOR FUTURE RESALE

         The sale or availability for sale of substantial amounts of our common stock could adversely




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affect any market for the common stock and the price for such stock, and could impair our ability to raise additional capital through the sale of our securities.

         In addition to the number of shares of common stock currently outstanding, which may be available for future resale, the existence of a substantial number of derivative securities, such as options or warrants, may also adversely affect any market for the common stock, the price for such stock, and could impair the Company's ability to raise additional capital through the sale of our equity securities. Additionally, we expect to adopt equity based incentive compensation plans for our employees.

THERE IS A LIMITED PUBLIC MARKET FOR OUR COMMON STOCK AND THE TRADING PRICES FOR OUR COMMON STOCK MAY BE VOLATILE.

         ZMRT's common stock is traded on the NASDAQ Over-the-Counter Bulletin Board ("OTCBB") under the symbol ZMRT.

         ZMRT has not filed a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTCBB to be registered as reporting companies. The Company is required to become a reporting company by the close of business on March 23, 2000 or no longer be listed on the OTCBB. ZMRT has effected the merger with Royal Acquisitions, Inc. and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market. No assurance can be given that an active trading market in the Company's securities will be sustained if it is able to retain its listed status.

PENNY STOCK REGULATION

         The Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may




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restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.


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